SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 5, 1998


                              ALABAMA POWER COMPANY
             (Exact name of registrant as specified in its charter)


            Alabama                1-3164                  63-0004250
(State or other jurisdiction  (Commission File    (IRS Employer Identification
         of incorporation)         Number)                 No.)



600 North 18th Street, Birmingham, Alabama                       35291
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (205) 250-1000
                                                              --------------



                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.    Other Events

Incorporation of Certain Documents by Reference

           Pursuant to Rule 411of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), Alabama Power Company (the "Company") does hereby incorporate by reference the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1998) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-53299, 333-53299-01, 333-53299-02 and
333-53299-03); (iii) the preliminary prospectus supplement dated August 5, 1998 relating to the Company's Series D % Senior Insured Quarterly Notes due September 30, 2018 (the "Series D Senior Notes") filed pursuant to Rule 424(b) under the Securities Act; and (iv) the final prospectus supplement relating to the Series D Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act.

           In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for MBIA Insurance Corporation, insurer of the Series D Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Not applicable
(b)        Not applicable
(c)        Exhibits

           The following document is filed herewith in accordance with Item 601(b) of Regulation S-K.

    Exhibit No.                        Description

        23            Consent of PricewaterhouseCoopers LLP

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 6, 1998                                ALABAMA POWER COMPANY



                                                        By    /s/Wayne Boston
                                                                 Wayne Boston
                                                             Assistant Secretary